MUNIYIELD
FUND, INC.









FUND LOGO








Annual Report

October 31, 1995



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield Fund, Inc.


DEAR SHAREHOLDER

For the year ended October 31, 1995, the Common Stock of MuniYield Fund, Inc. earned $0.999 per share income dividends, which included earned and unpaid dividends of $0.086. This represents a net annualized yield of 6.46%, based on a month-end net asset value of $15.47 per share. Over the same period, the total investment return on the Fund's Common Stock was +18.00%, based on a change in per share net asset value from $14.35 to $15.47, and assuming reinvestment of $1.001 per share income dividends and $0.219 per share capital gains distributions.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +8.59%, based on a change in per share net asset value from $14.76 to $15.47, and assuming reinvestment of $0.491 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.51%; Series B, 4.14%; Series C, 3.50%; Series D, 4.09%; and Series E, 3.53%.


The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy
As a result of a sustained rally in the fixed-income markets in 1995, MuniYield Fund, Inc. was able to recoup substantially all of the ground that had been lost in 1994. This came about despite what can best be described as a skeptical and somewhat cautious view of the market. Notwithstanding such a circumspect investment outlook, we remained fully invested for much of the Fund's fiscal year as we sought to provide shareholders with as high a level as possible of tax-exempt income.

However, our caution was reflected more in the Fund's investments; their defensive nature served the dual purpose of partially insulating the portfolio from volatility while still generating a competitive dividend. As a result, the Fund participated in much of the rally experienced this past year and still remains well positioned to withstand any potential correction in the markets that may ensue in the coming months.

In our last report to shareholders, we remarked that leverage continued to benefit Common Stock shareholders. The benefits and risks of leveraging have both been seen during in the past two years. Price volatility is one component of leverage. Yield enhancement is the other, and it is this aspect of total return that has remained consistently favorable throughout this market cycle. Moreover, the Federal Reserve Board's decision to lower short-term interest rates in early July has further improved the outlook for the Fund. The prospect for an easing of monetary policy in the near term makes for a compelling argument in favor of leveraging and, to the extent that these expectations are upheld, market discounts should narrow over time. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will diminish and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Portfolio Manager

December 6, 1995



We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of MuniYield Fund, Inc. Mr. Jaeckel has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager. Prior thereto, he was employed by Chemical Bank from 1983 to 1991, becoming Vice President in the Tax-Exempt Bond Division in 1983.




PROXY RESULTS
During the six-month period ended October 31, 1995, MuniYield Fund,
Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Directors:      Herbert I. London                  35,610,041               780,373
                                                Robert R. Martin                   35,603,235               787,179
                                                Andre F. Perold                    35,613,766               776,648
                                                Arthur Zeikel                      35,601,172               789,242


                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           35,491,192       253,899         645,323


During the six-month period ended October 31, 1995, MuniYield Fund,
Inc. Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel
   as follows:                                  Series A                             1,420                     0
                                                Series B                             1,570                     0
                                                Series C                             1,001                     0
                                                Series D                             1,586                     9
                                                Series E                             1,585                     0

                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP
   as the Fund's independent auditors
   for the current fiscal year as follows:      Series A                             1,420             0                0
                                                Series B                             1,490             0               80
                                                Series C                               921             0               80
                                                Series D                             1,595             0                0
                                                Series E                             1,585             0                0






THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common
Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's
Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
DATES          Daily Adjustable Tax-Exempt Securities
GO             General Obligation Bonds
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDB            Industrial Development Board
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                          Issue                                        (Note 1a)
Alabama--1.1%   BBB       Baa1    $ 8,750   Courtland, Alabama, IDB, IDR, Refunding (Champion
                                            International Corporation), Series A, 7.20% due 12/01/2013          $  9,366

Alaska--4.6%    A+        Aa       12,285   Alaska State, Housing Finance Corporation, GO, Series B,
                                            7% due 12/01/2027                                                     12,846

                                            Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                NR*       NR*       5,000      (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024            4,755
                AA-       A1        8,000      (British Petroleum Pipeline), Series B, 7% due 12/01/2025           8,619
                AA-       A1       10,635      (Sohio Pipeline), 7.125% due 12/01/2025                            11,591

California      A         A1        7,730   Los Angeles, California, Wastewater System Revenue
--3.4%                                      Refunding Bonds, Series C, 7.10% due 6/01/2018                         8,533
                AAA       Aaa       2,750   Los Angeles County, California, Metropolitan
                                            Transportation Authority, Sales Tax Revenue Bonds
                                            (Proposition C), Second Series A, 5% due 7/01/2025 (c)                 2,472
                AAA       NR*       5,000   Orange County, California, Community Facilities District,
                                            Special Tax No. 88-1 Revenue Bonds (Aliso Viejo Project),
                                            Series A, 7.35% due 8/15/2002 (b)                                      5,893
                NR*       NR*       2,895   Pleasanton, California, Joint Powers Financing Authority,
                                            Revenue Reassessment Bonds, Sub-Series B, 6.75% due
                                            9/02/2017                                                              2,924
                AAA       Aaa       7,750   University of California Revenue Bonds (Multiple Purpose
                                            Projects), Series D, 6.375% due 9/01/2019 (e)                          8,119

Colorado--5.6%  NR*       Baa       7,000   Arapahoe County, Colorado, Capital Improvement Trust
                                            Fund, Highway Revenue Bonds, Series B, 7% due 8/31/2026                7,394
                BBB+      Baa1      4,000   Colorado Health Facilities Authority Revenue Bonds
                                            (P/SL Healthcare System Project), Series A, 6.875%
                                            due 2/15/2023                                                          4,504
                                            Denver, Colorado, City and County Airport Revenue Bonds:
                BBB       Baa       8,000      AMT, Series D, 7.75% due 11/15/2013                                 9,393
                BBB       Baa       3,310      AMT, Series D, 7.75% due 11/15/2021                                 3,644
                BBB       Baa      19,250      Series A, 7.25% due 11/15/2025                                     20,742
                NR*       NR*       1,650   Mountain Village, Colorado, Metropolitan District,
                                            Revenue Refunding Bonds (San Miguel County), UT, 7.95%
                                            due 12/01/2003                                                         1,830

Connecticut     A1+       VMIG1++     500   Connecticut State Development Authority, PCR, Refunding
--0.5%                                      (Connecticut Light & Power Co. Project), VRDN, Series A,
                                            3.90% due 9/01/2028 (a)                                                  500
                NR*       B1        2,645   New Haven, Connecticut, Facilities Revenue Bonds (Hill
                                            Health Corporation Project), 9.25% due 5/01/2017                       2,943

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                          Issue                                        (Note 1a)
District of     B-        NR*     $ 4,000   District of Columbia, COP, 7.30% due 1/01/2013                      $  4,099
Columbia--0.5%

Florida--2.1%   BBB       Baa1      3,210   Escambia County, Florida, PCR (Champion International
                                            Corporation Project), AMT, 6.90% due 8/01/2022                         3,346
                AA        Aa        5,000   Florida State, Revenue Refunding Bonds (Dade County
                                            Road), UT, 5.30% due 7/01/2019                                         4,741
                AA        Aa1      10,000   Orlando, Florida, Utilities Commission, Water and Electric
                                            Revenue Bonds, 5.125% due 10/01/2019                                   9,229
                A1+       VMIG1++     400   Saint Lucie County, Florida, PCR, Refunding (Florida
                                            Power and Lighting Co. Project), VRDN, 4% due 1/01/2026 (a)              400

Georgia--1.4%   NR*       NR*       5,680   Atlanta, Georgia, Urban Residential Finance Authority,
                                            College Facilities Revenue Bonds (Morris Brown College
                                            Project), 9.50% due 6/01/2011                                          6,467
                AAA       Aaa       4,200   Georgia Municipal Electric Authority, Special Obligation
                                            Bonds (Fifth Crossover Series--Project One), 6.40% due
                                            1/01/2013 (c)                                                          4,567

Hawaii--0.9%                                Hawaii State, Housing Finance and Development
                                            Corporation, S/F Mortgage Purchase Revenue Bonds:
                A         Aa        1,945      AMT, Series A, 7% due 7/01/2011                                     2,062
                A         Aa          870      AMT, Series A, 7.10% due 7/01/2024                                    909
                A         Aa        3,040      Series B, 6.90% due 7/01/2016                                       3,185
                A         Aa        1,110      Series B, 7% due 7/01/2031                                          1,159

Idaho--1.3%                                 Idaho Housing Agency, S/F Mortgage Revenue Bonds, AMT:
                AAA       NR*       6,000    Senior Series A, 6.70% due 7/01/2027                                  6,170
                AA        NR*       4,125    Senior Series C-2, 7.15% due 7/01/2023                                4,335

Illinois--1.4%  BBB       Baa2      2,750   Illinois Development Finance Authority, PCR, Refunding
                                            (Illinois Power Company Project), Series A, 7.375%
                                            due 7/01/2021                                                          2,983
                BBB+      NR*       2,500   Illinois Educational Facilities Authority Revenue Bonds
                                            (Chicago Osteopathic Health Systems), 7.25% due 5/15/2002 (b)          2,881
                                            Illinois Health Facilities Authority Revenue Bonds:
                A         A         1,500      (Edward Hospital Association Project), 7% due 2/15/2022             1,576
                BBB       NR*       2,625      Refunding (Saint Elizabeth's Hospital of Chicago), 7.75%
                                               due 7/01/2016                                                       2,753
                NR*       VMIG1++     700      (Resurrection Health Care System), VRDN, 4.05% due
                                               5/01/2011 (a)                                                         700

Indiana--4.1%                               Indiana Health Facilities Finance Authority, Hospital
                                            Revenue Bonds:
                NR*       Aa       10,000      (Daughters of Charity--Saint Vincent Hospital and
                                               Healthcare Center), 5.75% due 11/15/2022                            9,514
                NR*       A         1,150      Refunding (Saint Anthony Medical Center), Series A,
                                               7% due 10/01/2017                                                   1,220
                                            Indianapolis, Indiana, Local Public Improvement Bond Bank
                                            Revenue Bonds:
                A+        NR*      11,775      Refunding, Series D, 6.75% due 2/01/2020                           12,566
                NR*       A1        9,000      Series C, 6.70% due 1/01/2017                                       9,478

Iowa--0.0%      A1+       NR*         100   Iowa Finance Authority, Solid Waste Disposal Revenue
                                            Bonds (Cedar River Paper Company Project), VRDN, AMT,
                                            Series A, 3.95% due 6/01/2024 (a)                                        100

Kansas--1.1%    AAA       Aaa       8,300   Burlington, Kansas, PCR, Refunding (Kansas Gas and
                                            Electric Company Project), 7% due 6/01/2031 (e)                        9,221


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                          Issue                                        (Note 1a)
Kentucky--1.1%  BB        Ba1     $ 5,300   Kenton County, Kentucky, Airport Board, Special Facilities
                                            Revenue Bonds (Delta Airlines Project), AMT, Series A,
                                            7.50% due 2/01/2020                                                 $  5,637
                NR*       NR*       3,000   Perry County, Kentucky, Solid Waste Disposal Revenue
                                            Bonds (TJ International Project), AMT, 7% due 6/01/2024                3,072

Louisiana--5.7% A-        A3        7,250   De Soto Parish, Louisiana, Environmental Improvement
                                            Revenue Refunding Bonds (International Paper Co.
                                            Project), AMT, Series B, 6.55% due 4/01/2019                           7,433
                NR*       Baa2     35,000   Lake Charles, Louisiana, Harbor and Terminal District,
                                            Port Facilities Revenue Refunding Bonds (Trunkline Company
                                            Project), 7.75% due 8/15/2022                                         39,451

Maine--2.8%     BBB-      NR*      11,300   Maine Financial Authority, Solid Waste Disposal Revenue
                                            Bonds (Boise Cascade Corporation Project), AMT,
                                            7.90% due 6/01/2015                                                   12,203
                AA-       Aa       10,460   Maine Housing Authority, S/F Mortgage Acquisition Bonds,
                                            Series 1, 7.15% due 11/01/2021                                        11,086

Maryland--1.9%  NR*       NR*      10,000   Maryland State Energy Financing Administration Ltd.,
                                            Obligation Revenue Bonds (Cogeneration--AES Warrior
                                            Run), AMT, 7.40% due 9/01/2019                                        10,333
                NR*       Aaa       4,500   Prince Georges County, Maryland, Hospital Revenue
                                            Bonds (Dimensions Health Corporation), 7.25% due
                                            7/01/2002 (b)                                                          5,258

Massachusetts-- A+        Aaa       8,500   Massachusetts Bay Transportation Authority Revenue
2.6%                                        Bonds (Massachusetts General Transportation Systems),
                                            Series A, 7% due 3/01/2001 (b)                                         9,653
                BBB+      A         6,030   Massachusetts Municipal Wholesale Electric Company,
                                            Power Supply System Revenue Bonds, Series B, 6.75%
                                            due 7/01/2017                                                          6,458
                AAA       Aaa       5,000   Massachusetts State, HFA, Residential Development
                                            Bonds, Series C, 6.90% due 11/15/2021 (f)                              5,253

Michigan--1.2%                              Detroit, Michigan, GO, UT, Series A:
                BBB       Ba1       2,500      6.70% due 4/01/2010                                                 2,633
                BBB       Ba1       1,500      6.80% due 4/01/2015                                                 1,578
                AA-       A1        5,575   Michigan State Building Authority, Revenue Refunding
                                            Bonds, Series I, 6.75% due 10/01/2011                                  6,060

Minnesota--2.6% A1+       NR*         600   Beltrami County, Minnesota, Environmental Control
                                            Revenue Bonds (Northwood Panelboard Co. Project),
                                            VRDN, 4.10% due 7/01/2025 (a)                                            600
                A1+       NR*         300   Hubbard County, Minnesota, Solid Waste Disposal Revenue
                                            Bonds (Potlatch Corporation Project), VRDN, AMT, 4.05%
                                            due 8/01/2014 (a)                                                        300
                AA-       A1          600   Minneapolis, Minnesota, Community Development Agency, PCR
                                            (Northern States Power Co. Project), VRDN, 4% due 3/01/2011 (a)          600
                AA        A1       10,000   Minnesota State HFA, Housing Development Bonds, Series A,
                                            6.95% due 2/01/2014                                                   10,593
                AA+       Aa        3,410   Minnesota State HFA, S/F Mortgage Bonds, AMT, Series A,
                                            7.05% due 7/01/2022                                                    3,553
                BBB       Baa1      5,700   Sartell, Minnesota, PCR, Refunding (Champion
                                            International Corporation), 6.95% due 10/01/2012                       6,020





SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                          Issue                                        (Note 1a)
Mississippi     A         A2      $17,750   Lowndes County, Mississippi, Solid Waste Disposal and
--3.9%                                      PCR, Refunding (Weyerhaeuser Company Project), Series A,
                                            6.80% due 4/01/2022                                                 $ 19,848
                AAA       Aaa      11,100   Mississippi State, GO, 6.20% due 2/01/2008 (i)                        11,939

Missouri--0.4%  BBB-      NR*       2,935   Joplin, Missouri, IDA, Hospital Facilities Revenue
                                            Refunding and Improvement Bonds (Tri-State
                                            Osteopathic), 8.25% due 12/15/2014                                     3,024

New Jersey--    NR*       Ba        4,050   Atlantic County, New Jersey, Utilities Authority, Solid
3.5%                                        Waste Revenue Bonds, 7.125% due 3/01/2016                              4,119
                                            Camden County, New Jersey, Pollution Control Financing
                                            Authority, Solid Waste Resource Recovery Revenue
                                            Bonds, AMT:
                BBB+      Ba        2,500      Series A, 7.50% due 12/01/2010                                      2,585
                BBB+      Ba        7,000      Series B, 7.50% due 12/01/2009                                      7,243
                AAA       NR*       9,500   New Jersey State Housing and M/F Mortgage Finance Agency,
                                            Housing Revenue Refunding Bonds (Presidential Plaza),
                                            7% due 5/01/2030 (d)                                                   9,980
                AA+       Aa1       4,500   New Jersey State Revenue Refunding Bonds, UT, Series D,
                                            5.75% due 2/15/2006                                                    4,828

New Mexico--1.4%                            Farmington, New Mexico, PCR, Refunding, Series A:
                BB        Ba2       5,000      (Public Service Company--San Juan Project), 6.40% due
                                               8/15/2023                                                           4,799
                A+        Aa3       5,850      (Southern California Edison Company), 7.20% due 4/01/2021           6,412

New York--14.6%                             New York City, New York, GO, UT:
                BBB+      Baa1      2,000      Series A, 7.75% due 8/15/2008                                       2,232
                BBB+      Baa1      4,600      Series A, 7.75% due 8/15/2012                                       5,113
                BBB+      Baa1      5,000      Series A, 7.75% due 8/15/2016                                       5,558
                BBB+      Baa1     15,000      Series B, 7.75% due 2/01/2010                                      16,671
                BBB+      Baa1      1,555      Series B, 7.75% due 2/01/2013                                       1,727
                BBB+      Baa1      4,500      Series B, 7% due 6/01/2016                                          4,728
                BBB+      Baa1      6,400      Series B, Sub-Series B-1, 7% due 8/15/2016                          6,806
                BBB+      Baa1      5,000      Series C, Sub-Series C-1, 7.50% due 8/01/2021                       5,478
                AAA       VMIG1++   2,500   New York City, New York, Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Bonds,
                                            VRDN, Series G, 3.90% due 6/15/2024 (a) (h)                            2,500
                BBB+      Baa1      5,000   New York State Dormitory Authority Revenue Bonds
                                            (Court Facilities Lease Bonds), Series A, 5.25% due 5/15/2021          4,471
                A+        A1        5,000   New York State Energy Research and Development
                                            Authority, Electric Facilities Revenue Bonds (Con Edison Co.
                                            of New York, Inc. Project), AMT, Series A, 7.50% due 1/01/2026         5,423
                A         Aa       24,200   New York State Environmental Facilities Corporation, PCR
                                            (State Water--Revolving Fund), Series E, 6.875% due 6/15/2010         26,503
                                            New York State Local Government Assistance Corporation
                                            Revenue Bonds:
                A         A         5,000      Series A, 6.50% due 4/01/2020                                       5,264
                AAA       Aaa       5,000      Series D, 7% due 4/01/2002 (b)                                      5,771
                AAA       Aaa       8,000   New York State Thruway Authority, Service Contract Revenue
                                            Bonds (Local Highway and Bridge), 5.75% due 4/01/2013 (e)              8,100
                A+        Aa       15,515   Triborough Bridge and Tunnel Authority, New York, Revenue
                                            Refunding Bonds (General Purpose), Series A, 5%
                                            due 1/01/2015                                                         14,274

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                          Issue                                        (Note 1a)
North Carolina  A         A2      $ 3,385   Martin County, North Carolina, Industrial Facilities and
--3.1%                                      Pollution Control Financing Authority Revenue Bonds (Solid
                                            Waste--Weyerhaeuser Company), AMT, 5.65% due 12/01/2023             $  3,203
                                            North Carolina HFA, S/F Revenue Bonds:
                A+        Aa        5,385      AMT, Series T, 7.05% due 9/01/2020                                  5,650
                A+        Aa       15,520      Refunding, Series S, 6.95% due 3/01/2017                           16,443
                NR*       VMIG1++     200   Person County, North Carolina, Industrial Facilities and
                                            Pollution Control Financing Authority, Solid Waste Disposal
                                            Revenue Bonds (Carolina Power and Light Company), AMT,
                                            DATES, 4% due 11/01/2016 (a)                                             200

North           A+        Aa        3,990   North Dakota State, HFA, S/F Mortgage Revenue Bonds,
Dakota--0.5%                                Series A, 7% due 7/01/2023                                             4,194

Ohio--1.3%      NR*       Ba2       3,600   Hilliard, Ohio, IDR, Refunding (Kroger Co.), 8.10% due 7/01/2012       3,940
                NR*       Ba2       3,600   Lucas County, Ohio, IDR, Refunding (Kroger Co.), 8.50%
                                            due 7/01/2011                                                          3,977
                BBB       Baa1      2,000   Montgomery County, Ohio, Health Systems Revenue Bonds
                                            (Franciscan Sisters of the Poor), Series B-1, 8.10% due 7/01/2018      2,237

Pennsylvania    BB        Ba2       2,500   Beaver County, Pennsylvania, IDA, PCR, Refunding (Cleveland
--4.5%                                      Electric Project), 7.625% due 5/01/2025                                2,588
                                            Pennsylvania Convention Center Authority, Revenue Refunding
                                            Bonds, Series A:
                BBB-      Baa       9,675      6.70% due 9/01/2014                                                10,176
                BBB-      Baa       5,000      6.75% due 9/01/2019                                                 5,242
                NR*       NR*      10,500   Pennsylvania Economic Development Financing Authority,
                                            Recycling Revenue Bonds (Ponderosa Fibres Project), AMT,
                                            Series A, 9.25% due 1/01/2022                                         10,754
                NR*       NR*       8,500   Philadelphia, Pennsylvania, IDR, Refunding (Commercial
                                            Development--Host Marriott), AMT, 7.75% due 12/01/2017                 8,649

South           A1+       VMIG1++     650   Berkeley County, South Carolina, Pollution Control, Revenue
Carolina--2.1%                              Refunding (Amoco Chemical Co. Project), VRDN, 3.90% due
                                            7/01/2012 (a)                                                            650
                AAA       Aaa       5,000   Piedmont, South Carolina, Municipal Power Agency, Electric
                                            Revenue Refunding Bonds, Series A, 6.375% due 1/01/2006 (h)            5,568
                A-        A1        2,500   Richland County, South Carolina, PCR, Refunding (Union Camp
                                            Corporation Project), Series C, 6.55% due 11/01/2020                   2,607
                AAA       Aaa       7,125   South Carolina State, Public Service Authority, Revenue
                                            Refunding Bonds (Santee Cooper), Series B, 7.10% due
                                            7/01/2001 (b)                                                          8,172

South           BBB       Baa       2,500   South Dakota State, Health and Educational Facilities
Dakota--0.3%                                Authority, Revenue Refunding Bonds (Prairie Lakes Health
                                            Care), 7.25% due 4/01/2022                                             2,561

Tennessee--1.5% NR*       NR*       1,765   Knox County, Tennessee, Health, Educational, and Housing
                                            Facilities Board, Hospital Facilities Revenue Bonds (Baptist
                                            Health Systems of East Tennessee), 8.50% due 4/15/2004                 1,928
                BBB+      A3       10,285   Maury County, Tennessee, IDB, PCR, Refunding (Saturn Corp.
                                            Project), 6.50% due 9/01/2024                                         10,664

Texas--8.9%     A1+       VMIG1++     700   Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Co.), VRDN, AMT, Series C, 4.05% due 6/01/2030 (a)              700
                A-        A         3,800   Ector County, Texas, Hospital District Revenue Bonds (Medical
                                            Center Hospital), 7.30% due 4/15/2012                                  4,110
                BBB       Baa1      8,400   Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds
                                            (Champion International Corporation), AMT, 7.45% due 5/01/2026         8,979
                AA        Aa       10,000   Harris County, Texas, Toll Road Sub-Lien, Revenue Refunding
                                            Bonds, UT, 6.75% due 8/01/2014                                        10,775




SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                          Issue                                        (Note 1a)
Texas           A         A2      $ 7,000   Matagorda County, Texas, Navigational District No. 1, PCR
(concluded)                                 (Central Power and Light Company Project), 7.50%
                                            due 12/15/2014                                                      $  7,765
                BB        Ba        5,000   Odessa, Texas, Junior College District, Revenue Refunding
                                            Bonds, Series A, 8.125% due 12/01/2018                                 5,300
                                            Port Corpus Christi Authority, Texas, Nueces County, PCR
                                            (Hoechst Celanese Corporation Project):
                A+        A2       10,000      AMT, 6.875% due 4/01/2017                                          10,504
                A+        A2        9,600      Refunding, 7.50% due 8/01/2012                                     10,555
                A+        A2        5,000   Red River Authority, Texas, PCR (Hoechst Celanese Corporation
                                            Project), AMT, 6.875% due 4/01/2017                                    5,252
                AAA       Aaa       5,110   Texas National Research Laboratory Commission Financing
                                            Corporation, Lease Revenue Bonds (Superconducting Super
                                            Collider Project), 7.10% due 12/01/2001 (b)                            5,903
                                            Travis County, Texas, Housing Finance Corporation, Residential
                                            Mortgage Revenue Refunding Bonds, Series A (f) (g):
                AAA       NR*         985      7% due 12/01/2011                                                   1,062
                AAA       NR*       2,805      7.05% due 12/01/2025                                                2,965

Utah--0.3%      AA        NR*       2,140   Utah State, HFA, S/F Mortgage Revenue Bonds, AMT, Series E-2,
                                            7.15% due 7/01/2024                                                    2,238

Vermont--0.4%   AA        NR        3,585   Vermont Educational and Health Buildings Financing Agency
                                            Revenue Bonds (Middlebury College Project), 6% due 11/01/2022          3,625

Virginia--1.0%  AA+       Aa1       8,125   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                            Series A, 7.10% due 1/01/2025                                          8,560

Washington--2.5%                            Washington State Public Power Supply System, Revenue
                                            Refunding Bonds:
                AA        Aa        9,235      (Nuclear Project No. 1), Series A, 7% due 7/01/2011                 9,882
                AA        Aa        5,000      (Nuclear Project No. 1), Series A, 6.875% due 7/01/2017             5,284
                AA        Aa        5,000      (Nuclear Project No. 2), Series B, 7% due 7/01/2012                 5,350

West            BBB+      A3        7,500   Mason County, West Virginia, PCR, Refunding (Appalachian
Virginia--1.9%                              Power Company Project), Series I, 6.85% due 6/01/2022                  7,902
                BBB+      Baa1      5,500   Randolph County, West Virginia, Building Commission,
                                            Hospital Revenue Refunding and Improvement Bonds (Davis
                                            Memorial Hospital Project), Series A, 7.65% due 11/01/2021             5,802
                NR*       NR*       1,500   Upshur County, West Virginia, Solid Waste Disposal Revenue
                                            Bonds (TJ International Project), AMT, 7% due 7/15/2025                1,538

Wisconsin--0.3% NR*       A         2,710   Wisconsin State Health and Educational Facilities Authority
                                            Revenue Bonds (Mercy Hospital of Janesville Incorporated),
                                            6.60% due 8/15/2022                                                    2,805

Puerto          A-        Baa1      2,500   Puerto Rico, Electric Power Authority, Power Revenue Bonds,
Rico--0.3%                                  Series T, 6.375% due 7/01/2024                                         2,621

Total Investments (Cost--$759,191)--98.6%                                                                        811,779

Other Assets Less Liabilities--1.4%                                                                               11,621
                                                                                                                --------
Net Assets--100.0%                                                                                              $823,400
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)Escrowed to Maturity.
  *Not Rated
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$759,190,746) (Note 1a)                         $811,778,549
                    Cash                                                                                       2,163,295
                    Receivables:
                      Interest                                                             $ 15,584,356
                      Securities sold                                                           243,514       15,827,870
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      11,698
                    Prepaid expenses and other assets                                                             22,458
                                                                                                            ------------
                    Total assets                                                                             829,803,870
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,746,163
                      Dividends to shareholders (Note 1f)                                     1,181,125
                      Investment adviser (Note 2)                                               359,951        6,287,239
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       116,529
                                                                                                            ------------
                    Total liabilities                                                                          6,403,768
                                                                                                            ------------

Net Assets:         Net assets                                                                              $823,400,102
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (10,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $250,000,000
                      Common Stock, par value $.10 per share (37,061,414 shares issued
                      and outstanding)                                                     $  3,706,141
                    Paid-in capital in excess of par                                        519,009,869
                    Undistributed investment income--net                                      7,709,254
                    Accumulated realized capital losses on investments--net (Note 5)        (9,612,965)
                    Unrealized appreciation on investments--net                              52,587,803
                                                                                           ------------
                    Total--Equivalent to $15.47 net asset value per Common Stock
                    (market price--$14.375)                                                                  573,400,102
                                                                                                            ------------
                    Total capital                                                                           $823,400,102
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                       For the Year Ended
                                                                                                        October 31, 1995

Investment Income   Interest and amortization of premium and discount earned                                $ 52,237,797
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  3,981,816
                    Commission fees (Note 4)                                                    686,889
                    Transfer agent fees                                                         120,525
                    Accounting services (Note 2)                                                102,573
                    Professional fees                                                            83,557
                    Printing and shareholder reports                                             58,653
                    Custodian fees                                                               56,217
                    Directors' fees and expenses                                                 46,667
                    Listing fees                                                                 33,437
                    Pricing fees                                                                 18,398
                    Amortization of organization expenses (Note 1e)                              10,782
                    Other                                                                        28,425
                                                                                           ------------
                    Total expenses                                                                             5,227,939
                                                                                                            ------------
                    Investment income--net                                                                    47,009,858
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (9,612,893)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        59,252,744
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 96,649,709
--Net (Notes 1b,                                                                                            ============
1d & 3):

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $ 47,009,858     $ 47,624,907
                    Realized gain (loss) on investments--net                                 (9,612,893)       9,469,638
                    Change in unrealized appreciation/depreciation on investments--net       59,252,744      (92,046,200)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          96,649,709      (34,951,655)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (37,084,429)     (39,600,729)
Shareholders          Preferred Stock                                                        (8,354,970)      (6,723,911)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (8,130,978)      (8,671,336)
                      Preferred Stock                                                        (1,336,651)      (1,008,475)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (54,907,028)     (56,004,451)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                      --        2,807,654
(Notes 1e & 4):     Offering costs resulting from the issuance of Preferred Stock                    --           30,500
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --        2,838,154
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  41,742,681      (88,117,952)
                    Beginning of year                                                       781,657,421      869,775,373
                                                                                           ------------     ------------
                    End of year*                                                           $823,400,102     $781,657,421
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  7,709,254     $  6,136,765
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Nov. 29,
from information provided in the financial statements.                                                         1991++ to
                                                                               For the Year Ended October 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  14.35   $  16.80    $  14.69   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.27       1.29        1.31       1.18
                    Realized and unrealized gain (loss) on
                    investments--net                                              1.34      (2.23)       2.27        .57
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.61       (.94)       3.58       1.75
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                                     (1.00)     (1.07)      (1.11)      (.89)
                      Realized gain on investments--net                           (.22)      (.23)       (.16)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                           (1.22)     (1.30)      (1.27)      (.89)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.02)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                                    (.23)      (.18)       (.17)      (.19)
                        Realized gain on investments--net                         (.04)      (.03)       (.03)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.14)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.27)      (.21)       (.20)      (.33)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.47   $  14.35    $  16.80   $  14.69
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 14.375   $ 12.125    $  16.75   $ 15.125
                                                                              ========   ========    ========   ========

Total               Based on market price per share                             29.76%    (20.94%)     19.91%      7.06%+++
Investment                                                                    ========   ========    ========   ========
Return:**           Based on net asset value per share                          18.00%     (6.71%)     23.83%      9.99%+++
                                                                              ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .66%       .66%        .64%       .58%*
Average                                                                       ========   ========    ========   ========
Net Assets:***      Expenses                                                      .66%       .66%        .64%       .65%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.91%      5.76%       5.72%      6.08%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $573,400   $531,657    $619,775   $526,287
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $250,000   $250,000    $250,000   $250,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          52.99%     44.27%      25.58%     66.45%
                                                                              ========   ========    ========   ========

Dividends Per       Series A--Investment income--net                          $    887   $    598    $    560   $    680
Share on            Series B--Investment income--net                               850        733         554        690
Preferred Stock     Series C--Investment income--net                               827        647         566        685
Outstanding:++++++  Series D--Investment income--net                               897        659         556        688
                    Series E--Investment income--net                               759        707         542        688


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on December 23, 1991.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest in-come. Realized gains and losses on security transac-tions are determined on the identified cost basis.

(e) Deferred organization expenses and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Stock were charged to capital at the time of issuance.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $2,030 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $399,221,368 and $409,032,383, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses)     Gains

Long-term investments            $  1,575,962    $52,587,803
Short-term investments                 18,313             --
Financial futures contracts       (11,207,168)            --
                                 ------------    -----------
Total                            $ (9,612,893)   $52,587,803
                                 ============    ===========



As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $52,587,803, of which $52,639,044 related to appreciated securities and $51,241 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $759,190,746.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 37,061,414. At October 31, 1995, total paid-in capital amounted to $522,716,010.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were as follows: Series A, 3.799%; Series B, 3.779%; Series C, 3.786%, Series D, 3.69%; and Series E, 3.79%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 10,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $1,130,421.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $184,279 as commissions.


5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a net capital loss carryforward of approximately $751,000, all of which expires in 2003. This amount will be available to offset like amounts on any future taxable gains.


6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.085969 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.

<AUDIT-REPORT>
INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders of
MuniYield Fund, Inc.:
We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period November 29, 1991 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian, broker and an affiliated fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 6, 1995
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid monthly by MuniYield Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year.

                                                Payable         Short-Term        Long-Term
                                                  Date        Capital Gains     Capital Gains
Common Stock Shareholders                       12/29/94            --            $  0.219392

Preferred Stock Shareholders:    Series A       12/07/94            --            $100.32
                                                 1/04/95            --            $ 18.42

                                 Series B       12/14/94            --            $109.17
                                                1/11/95             --            $ 36.58

                                 Series C       12/01/94            --            $191.57
                                                12/07/94            --            $ 19.15
                                                1/04/95             --            $ 13.73

                                 Series D       11/30/94            --            $198.86
                                                12/28/94            --            $ 31.49

                                 Series E       12/01/94            --            $205.13
                                                12/29/94            --            $ 37.90

Please retain this information for your records.




PER SHARE INFORMATION (UNAUDITED)



Per Share Selected Quarterly Financial Data*
                                                                                          Dividends/Distributions
                                        Net        Realized    Unrealized
                                     Investment     Gains        Gains        Net Investment Income     Capital Gains
For the Quarter                        Income      (Losses)     (Losses)      Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.33         $.20        $(.07)        $.27         $.05       $.23         $.03
February 1, 1994 to April 30, 1994       .31          .10        (1.79)         .27          .03        --            --
May 1, 1994 to July 31, 1994             .32          --           .20          .26          .05        --            --
August 1, 1994 to October 31, 1994       .33         (.04)        (.83)         .27          .05        --            --
November 1, 1994 to January 31, 1995     .33         (.27)         .38          .26          .04        .22          .04
February 1, 1995 to April 30, 1995       .30         (.29)         .61          .25          .06        --            --
May 1, 1995 to July 31, 1995             .32         (.09)         .32          .24          .07        --            --
August 1, 1995 to October 31, 1995       .32          .39          .29          .25          .06        --            --

                                                     Net Asset Value                     Market Price**
For the Quarter                                   High             Low              High              Low         Volume***
November 1, 1993 to January 31, 1994             $16.82           $16.35           $16.75           $15.125        3,287
February 1, 1994 to April 30, 1994                16.65            14.63            16.50            13.50         3,670
May 1, 1994 to July 31, 1994                      15.52            14.68            14.50            13.375        3,341
August 1, 1994 to October 31, 1994                15.23            14.35            14.25            11.625        5,570
November 1, 1994 to January 31, 1995              14.31            13.39            13.50            11.25         7,793
February 1, 1995 to April 30, 1995                14.99            14.33            13.75            13.25         2,612
May 1, 1995 to July 31, 1995                      15.46            14.75            14.75            13.875        4,144
August 1, 1995 to October 31, 1995                15.56            14.90            14.375           13.375        3,140


  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYD